UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2004

SEMCO Energy, Inc. (Exact name of registrant as specified in its chapter)

Michigan (State or other jurisdiction of incorporation)	001-15565 (Commission File Number)	38-2144267 (IRS Employer Identification No.)

28470 13 Mile Road, Ste. 300, Farmington Hills, Michigan (Address of principal executive offices)	48334 (Zip Code)

Registrant's telephone number, including area code: 248-702-6000

__________________________________________________________ (Former name or former address, if changed since last report)

Item 5.       Other Events.

   As described in the Company’s Form 10-Q filed with the Commission for the quarter ended March 31, 2004, the Company on May 5, 2004 filed a motion with the Regulatory Commission of Alaska (“RCA”) seeking clarification (or alternatively reconsideration) of the order issued by the RCA on April 20, 2004 (Order U-03-91(4)) in connection with the regulatory approvals sought by the Company and Atlas Pipeline Partners, L.P. (“Atlas”) in connection with the proposed sale of Alaska Pipeline Company to Atlas. In response, on June 4, 2004 the RCA issued Order U-03-91(5) entitled “Order Granting Reconsideration, Vacating Order U-03-91(4), Rejecting Stipulation, Approving Transfer of Control, Allowing Parties to Request Further Proceedings, and Finding Motions For Expedited Consideration Moot”. Order U-03-91(5) is attached hereto as Exhibit 99.

Item 7.(c)   Exhibits.

99   Order U-03-91(5) issued by the Regulatory Commission of Alaska on June 4, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc.
(Registrant)

Dated: June 8, 2004	By:	/s/ John E. Schneider

John E. Schneider Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX
Form 8-K
June 4, 2004

Filed

Exhibit No.	Description	Herewith	By Reference

99	Order U-03-91(5) issued by the Regulatory Commission of Alaska on June 4, 2004.	x

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